UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2013 (December 11, 2013)

DEVON ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 WEST SHERIDAN AVE., OKLAHOMA CITY, OK	73102-5015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items.

Financial Statements Relating to the GeoSouthern Transaction and the Crosstex Transaction

As described in the Current Report on Form 8-K of the Company filed with the Securities Exchange Commission (the “SEC”) on November 22, 2013, on November 20, 2013, Devon Energy Production Company, L.P., an Oklahoma limited partnership (“Buyer”) and wholly-owned subsidiary of the Company, entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with GeoSouthern Intermediate Holdings, LLC (“GeoSouthern Intermediate”), and, solely with respect to certain sections specified therein, GeoSouthern Energy Corporation (“GeoSouthern”). Pursuant to the Purchase Agreement, Buyer has agreed to acquire (the “GeoSouthern Transaction”) GeoSouthern Intermediate’s interests in certain affiliates that own certain oil and gas properties, leasehold mineral interests and related assets located in the Eagle Ford Shale in South Texas (collectively, the “GeoSouthern Properties”).

As described in the Current Report on Form 8-K of the Company filed with the SEC on October 22, 2013, on October 21, 2013, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Devon Gas Services, L.P., a Delaware limited partnership and an indirect wholly-owned subsidiary of the Company (“Devon Gas Services”), Acacia Natural Gas Corp I, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company (“New Acacia”), Crosstex Energy, Inc., a Delaware corporation (“Crosstex”), New Public Rangers, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of Devon Gas Services (“New Public Rangers”), Boomer Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of New Public Rangers (“Devon Merger Sub”), and Rangers Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of New Public Rangers (“Crosstex Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Crosstex Merger Sub will merge with and into Crosstex, with Crosstex surviving and becoming a wholly-owned subsidiary of New Public Rangers (the “Crosstex Merger”), and Devon Merger Sub will merge with and into New Acacia, with New Acacia surviving and becoming a wholly-owned subsidiary of New Public Rangers (the “Devon Merger,” and together with the Crosstex Merger, the “Crosstex Transaction”). We refer to the GeoSouthern Transaction and the Crosstex Transaction as the “Proposed Transactions.”

The Company is filing with this Current Report on Form 8-K certain financial information related to the GeoSouthern Transaction and the Crosstex Transaction. Specifically, this Current Report on Form 8-K provides: (i) the audited historical financial information of GeoSouthern Intermediate as of and for the year ended December 31, 2012, attached hereto as Exhibit 99.1; (ii) the unaudited historical financial information of GeoSouthern Intermediate as of September 30, 2013 and for the nine-month periods ended September 30, 2013 and 2012, attached hereto as Exhibit 99.2 and (iii) the unaudited pro forma consolidated financial statements of the Company and its directly owned and indirectly owned subsidiaries, in each case relating to the GeoSouthern Transaction and the Crosstex Transaction, attached hereto as Exhibit 99.3. The information in Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The GeoSouthern Intermediate audited financial statements as of and for the year ended December 31, 2012 are attached hereto as Exhibit 99.1 and incorporated herein by reference. The GeoSouthern Intermediate unaudited financial statements as of September 30, 2013 and for the nine-month periods ended September 30, 2013 and 2012 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The Company’s unaudited pro forma consolidated financial statements as of and for the nine-month period ended September 30, 2013 and for the year ended December 31, 2012 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

These unaudited pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the Proposed Transactions been effected on the assumed dates. Additionally, future results may vary significantly from the results reflected in the unaudited pro forma consolidated statement of operations due to normal production declines, changes in prices, future transactions, the exclusion of various operating expenses and other factors.

(d) Exhibits.

Exhibit 23.1	Consent of KPMG LLP

Exhibit 99.1	GeoSouthern Intermediate Audited Financial Statements

Exhibit 99.2	GeoSouthern Intermediate Unaudited Financial Statements

Exhibit 99.3	Devon Pro Forma Financial Information

The information in this Form 8-K furnished pursuant to Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2013

Devon Energy Corporation

By:	/s/ Carla D. Brockman
Carla D. Brockman
Vice President, Corporate Governance and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1*	Consent of KPMG LLP

99.1*	GeoSouthern Intermediate Audited Financial Statements

99.2*	GeoSouthern Intermediate Unaudited Financial Statements

99.3*	Devon Pro Forma Financial Information

*	Filed herewith.